UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2011

MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-6627	25-0927646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania		15108

(Address of Principal Executive Offices)	(Zip Code)

(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed by Michael Baker Corporation (the “Company”) on October 6, 2011, the Company completed the acquisition of RBF Consulting (“RBF”) on October 3, 2011.

This Form 8-K/A, Amendment No. 1, is being filed to amend Item 9.01 of the initial Form 8-K. This Amendment No. 1 provides the audited historical financial statements and the unaudited interim historical financial statements of RBF as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the initial Form 8-K filed on October 6, 2011.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The required audited financial statements of RBF as of and for the year ended December 31, 2010 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited condensed financial statements of RBF as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are attached hereto as Exhibit 99.4 and are incorporated in its entirety herein by reference.

(d)	The following exhibits are furnished with this report on Form 8-K.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 1, 2011, by and among RBF Consulting, The Significant Shareholders, James E. McDonald, as Shareholders’ Representative, and Michael Baker Corporation.*

23.1	Consent of Independent Certified Public Accountants.

99.1	Press release dated October 3, 2011.*

99.2	Audited Financial Statements of RBF Consulting and Report of Independent Certified Public Accountants, as of and for the year ended December 31, 2010.

99.3	Unaudited Condensed Financial Statements of RBF Consulting, as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

99.4	Unaudited Pro Forma Financial Information.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on October 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ Michael J. Zugay
Michael J. Zugay Executive Vice President and Chief Financial Officer

Date: December 16, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 1, 2011, by and among RBF Consulting, The Significant Shareholders, James E. McDonald, as Shareholders’ Representative, and Michael Baker Corporation.*

23.1	Consent of Independent Certified Public Accountants.

99.1	Press release dated October 3, 2011.*

99.2	Audited Financial Statements of RBF Consulting and Report of Independent Certified Public Accountants, as of and for the year ended December 31, 2010.

99.3	Unaudited Condensed Financial Statements of RBF Consulting, as of September 30, 2011 and for the nine months ended September 30, 2011 and 2010.

99.4	Unaudited Pro Forma Financial Information.

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on October 6, 2011.